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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 1, 2000
         --------------------------------------------------------------

                             INTERWEST BANCORP, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

           Washington                 0-26632              91-1691216
           ----------                 -------              ----------
  (State or other jurisdiction     (Commission           (IRS Employer
       of incorporation)           File Number)      Identification Number)

                              275 S.E. Pioneer Way
                          Oak Harbor, Washington 98227
                          ----------------------------
                (Address of principal executive offices/Zip Code)

       Registrant's Telephone Number, Including Area Code: (360) 679-4181
       ------------------------------------------------------------------


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ITEM 5. OTHER EVENTS

     On July 5, 2000, InterWest Bancorp, Inc. announced that it had completed the merger of its banking affiliates, InterWest Bank, Pacific Northwest Bank and The Bank of Tukwila, into a single commercial bank effective with the opening of business on July 1, 2000. As part of this consolidation process, InterWest Bank has converted its charter from a Washington state savings bank to a Washington state commercial bank.

ITEM 7. EXHIBITS

     99   Press Release dated July 5, 2000


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: July 7, 2000

                                          INTERWEST BANCORP, INC.

                                          By: /s/ Kim S. Brace
                                             ---------------------------------
                                             Kim S. Brace
                                             Executive Vice President/Chief
                                             Administrative Officer


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